                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  July 20, 2004
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
           (as Depositor of Sequoia HELOC Trust 2004-1, the Issuer of
                HELOC Asset-Backed Notes, Series 2004-1, under an
                       Indenture dated as of June 1, 2004)



                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  333-115296-02                91-1771827
          --------                  -------------                ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Asset-Backed Notes issued by Sequoia HELOC Trust 2004-1 (the "Notes").

            The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 7(c).  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Noteholders, July 20, 2004.
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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2004



                                        SEQUOIA MORTGAGE FUNDING
                                               CORPORATION


                                        By: /s/ Harold F. Zagunis
                                            ------------------------------------
                                            Harold F. Zagunis
                                            Chief Financial Officer and
                                            Secretary
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                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------
10.1              Monthly Payment Date Statement relating to the
                  distribution to Noteholders, July 20, 2004......       5